UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2016 (November 4, 2016)

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1573 Mallory Lane, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 221-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 8.01	Other Events.

We currently plan to hold our 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) on April 28, 2017, with a location and time to be determined. Because we did not hold a public annual meeting of stockholders this year, we are informing our stockholders of the following deadline for stockholder proposals with respect to the 2017 Annual Meeting. In order to be considered timely, a stockholder proposal submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in our proxy materials for the 2017 Annual Meeting must have been received by our Corporate Secretary no later than November 29, 2016, which we believe is a reasonable time before we begin to print and send our proxy materials with respect to the 2017 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2016	QUORUM HEALTH CORPORATION
(Registrant)

	By:	/s/ Michael J. Culotta
Michael J. Culotta Executive Vice President and Chief Financial Officer (principal financial officer)